UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

Wilhelmina International, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER 19, 2011

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201

December __, 2011

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc.  The Annual Meeting will be held on January __, 2012, at 10:00 a.m., local time, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

We describe in detail the actions we expect to submit to a vote of stockholders at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.  Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wilhelmina International, Inc.  We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark E. Schwarz
Chairman of the Board
and Chief Executive Officer

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER 19, 2011

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
_________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY __, 2012

December __, 2011

To the Stockholders of Wilhelmina International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc., a Delaware corporation, will be held on January __, 2012, at 10:00 a.m., local time, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, for the following purposes:

1.	to elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.
to consider and vote upon a proposal to grant authority to our Board of Directors (the “Board”) to effect at any time prior to December 31, 2012 a reverse stock split (the “Reverse Stock Split”) of our Common Stock at a ratio within the range from one-for-ten to one-for-forty, with the exact ratio to be set at a whole number within this range to be determined by our Board in its discretion (the “Reverse Stock Split Proposal”);

3.
to consider and vote upon a proposal to amend our Certificate of Incorporation to reduce the number of authorized shares of our Common Stock in proportion with the Reverse Stock Split ratio determined by our Board (the “Authorized Share Reduction Proposal”);

4.	to consider and vote upon a proposal to approve and adopt the 2011 Incentive Plan (the “Incentive Plan Proposal”);

5.
to ratify the appointment of Burton McCumber & Cortez, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2011 (the “Auditor Ratification Proposal”); and

6.	to transact such other business as may properly be brought before the Annual Meeting.

Approval of each of the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal is conditioned upon the approval of the other proposal.  If either of these proposals is not approved, then the other proposal will automatically be deemed to not have been approved, regardless of the number of shares actually voted “FOR” that proposal.

Information regarding the election of directors, the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Incentive Plan Proposal and the Auditor Ratification Proposal is provided in the attached Proxy Statement, which we encourage you to read in its entirety before voting.  As determined by the Board, only stockholders of record at the close of business on December 13, 2011 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Your vote is important, regardless of the number of shares that you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your participation.  We look forward to your continued support.

By Order of the Board of Directors

Mark E. Schwarz
Chairman of the Board
and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the
Wilhelmina International, Inc. Annual Meeting of Stockholders to be Held on January __, 2012

The Proxy Statement and 2010 Annual Report on Form 10-K are available at www.wilhelmina.com/investor_relations.cfm

Page

i

(continued)

ii

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
_________________________________

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Wilhelmina International, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the Board’s solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January __, 2012, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, at 10:00 a.m., local time, or at any adjournment or postponement thereof.  This Proxy Statement, along with either a proxy card or a voting instruction card, is being mailed to stockholders beginning on or around December __, 2011. This Proxy Statement is dated December __, 2011.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on December 13, 2011, the record date for the Annual Meeting (the “Record Date”), and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.”  This Proxy Statement, our 2010 Annual Report on Form 10-K (the “2010 Annual Report”) and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  This Proxy Statement and the 2010 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative.  As a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following matters:

•	The election of seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•
The Reverse Stock Split Proposal – a proposal to grant authority to the Board to effect at any time prior to December 31, 2012 a Reverse Stock Split of our Common Stock at a ratio within the range from one-for-ten to one-for-forty, with the exact ratio to be set at a whole number within this range to be determined by the Board in its discretion;

•
The Authorized Share Reduction Proposal – a proposal to amend our Certificate of Incorporation to reduce the number of authorized shares of our Common Stock in proportion with the Reverse Stock Split ratio determined by the Board;

•	The Incentive Plan Proposal – a proposal to approve and adopt our 2011 Incentive Plan;

•
The Auditor Ratification Proposal – the ratification of the appointment of Burton McCumber & Cortez, L.L.P.  (“Burton McCumber”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	The transaction of such other business as may properly be brought before the Annual Meeting.

The Board recommends a vote “FOR” the election of each of its director nominees, the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Incentive Plan Proposal and the Auditor Ratification Proposal.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares and your broker, bank or nominee offers this alternative.

•
In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendation as follows: “FOR” the election of each of its nominees and “FOR” each of the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Incentive Plan Proposal and the Auditor Ratification Proposal.

Q:	Can my broker vote my shares for me?

A:
Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees have the discretion to vote such shares on routine matters, but not on other matters.  Accordingly, brokers and nominees will not have discretionary authority to vote on the election of directors or each of the other proposals to be voted on at the Annual Meeting, other than the Auditor Ratification Proposal.  Please vote your proxy so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a broker, bank or nominee), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, bank or nominee your shares may constitute “broker non-votes.”  Broker non-votes will be considered present and counted towards a quorum at the Annual Meeting.  However, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Broker non-votes will not affect the outcome of the election of directors, the Incentive Plan Proposal or the Auditor Ratification Proposal and will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal.

Q:	How are votes counted?

A:
For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  For the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Incentive Plan Proposal and the Auditor Ratification Proposal you may vote “FOR” or “AGAINST” the proposal or you may “ABSTAIN” from voting on such proposal.

Q:	What are the voting requirements with respect to the election of directors?

A:
In the election of directors, each director receiving a plurality of the votes of shares present and entitled to vote at the Annual Meeting will be elected.  You may withhold votes from any or all nominees.

Broker non-votes will have no effect on the outcome of the election of directors at the Annual Meeting.

Q:	What are the voting requirements with respect to the Reverse Stock Split Proposal?

A:	The Reverse Stock Split Proposal must be approved by the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

Approval of the Reverse Stock Split Proposal is conditioned upon the approval of the Authorized Share Reduction Proposal.  If the Authorized Share Reduction Proposal is not approved, then the Reverse Stock Split Proposal will automatically be deemed to not have been approved, regardless of the number of shares actually voted “FOR” that proposal.

Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.

Q:	What are the voting requirements with respect to the Authorized Share Reduction Proposal?

A:	The Authorized Share Reduction Proposal must be approved by the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

Approval of the Authorized Share Reduction Proposal is conditioned upon the approval of the Reverse Stock Split Proposal.  If the Reverse Stock Split Proposal is not approved, then the Authorized Share Reduction Proposal will automatically be deemed to not have been approved, regardless of the number of shares actually voted “FOR” that proposal.

Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Authorized Share Reduction Proposal.

Q:	What are the voting requirements with respect to the Incentive Plan Proposal?

A:	The Incentive Plan Proposal must be approved by the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Abstentions will have the same effect as a vote “AGAINST” the Incentive Plan Proposal.  Broker non-votes will have no effect on the Incentive Plan Proposal.

Q:	What are the voting requirements with respect to the Auditor Ratification Proposal?

A:	The Auditor Ratification Proposal must be approved by the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Abstentions will have the same effect as a vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will have no effect on the Auditor Ratification Proposal.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Common Stock that you hold. As of the Record Date, there were 129,440,752 shares of Common Stock issued and outstanding.

Q:	What happens if a director nominee does not stand for election?

A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of the nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be brought before the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, John P. Murray and Evan Stone, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 64,720,377 shares, is represented at the Annual Meeting, either in person or by proxy.

Q:	How can I attend and vote my shares in person at the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, bank or nominee (i.e., in street name), and you plan to attend the Annual Meeting, please send written notification to Wilhelmina International, Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary, and enclose evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership).  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on January __, 2012, at 10:00 a.m., local time.  You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name with a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee.  You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation of votes and certification of the vote, and (c) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How may I obtain a copy of the 2010 Annual Report and other financial information?

A:	A copy of the 2010 Annual Report is enclosed.

Stockholders may request another free copy of the 2010 Annual Report and other financial information by contacting us at:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2010 Annual Report and other financial information at www.wilhelmina.com/investor_relations.cfm.

We will also furnish any exhibit to the 2010 Annual Report if specifically requested.  Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

Q:	What if I have questions for our Transfer Agent?

A:
Please contact our Transfer Agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, Texas 75034
Phone: (469) 633-0101

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention:  Corporate Secretary

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of Common Stock beneficially owned on December 13, 2011, the Record Date, by:

(a)	each person who is known by us to beneficially own 5% or more of the Common Stock;

(b)	each of our directors, nominees and named executive officers; and

(c)	all of our directors and executive officers as a group.

As of the Record Date, 129,440,752 shares of Common Stock were outstanding.  Unless otherwise indicated, the shares of Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares underlying options to purchase Common Stock exercisable within 60 days after the Record Date.  Except as otherwise set forth below, the address of each of the persons or entities listed in the table is c/o Wilhelmina International, Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

	Common Stock
Name of Beneficial Owner	Shares		%(1)
5% or Greater Stockholders

Newcastle Partners, L.P.(2)	34,064,466	(3)	26.3
Lorex Investments AG(4)	29,382,553	(5)	22.7
Krassner Family Investments Limited Partnership(6)	30,464,515	(7)	23.5

Directors, Nominees and Named Executive Officers

Mark E. Schwarz	34,064,466	(8)	26.3
John Murray	50,000	(9)	*
Evan Stone	0		-
Horst-Dieter Esch	29,882,553	(10)	23.1
Brad Krassner	30,799,757	(11)	23.8
Clinton Coleman	0		-
James Dvorak	0		-
Mark Pape	0		-
James Roddey	0		-
All directors, nominees and executive officers as a group (nine persons)	94,796,776	(12)	73.2
_______________

*	Less than 1%

(1)
Based on 129,440,752 shares of Common Stock outstanding as of the Record Date.  With the exception of shares that may be acquired by employees pursuant to our 401(k) retirement plan, a person is deemed to be the beneficial owner of Common Stock that can be acquired within 60 days after the Record Date upon the exercise of options.  Each beneficial owner’s percentage ownership of Common Stock is determined by assuming that options that are held by such person, but not those held by any other person, and that are exercisable within 60 days after the Record Date have been exercised.

(2)	The business address of Newcastle Partners, L.P. (“Newcastle”) is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

(3)
Consists of shares of Common Stock held by Newcastle, as disclosed in Amendment No. 6 to a Schedule 13D filed with the SEC on October 21, 2010.  Newcastle Capital Management, L.P. (“NCM”), as the general partner of Newcastle, may be deemed to beneficially own the shares held by Newcastle.  Newcastle Capital Group, L.L.C. (“NCG”), as the general partner of NCM, which in turn is the general partner of Newcastle, may be deemed to beneficially own the shares held by Newcastle.  Mark E. Schwarz, as the managing member of NCG, the general partner of NCM, which in turn is the general partner of Newcastle, may also be deemed to beneficially own the shares held by Newcastle.  Each of NCM, NCG and Mr. Schwarz disclaims beneficial ownership of the shares held by Newcastle except to the extent of their pecuniary interest therein.

(4)	The business address of Lorex Investments AG (“Lorex”) is c/o Mattig-Suter und Partner, Bahnhofstrasse 28, Schwyz, CH-6431, Switzerland.

(5)
Consists of shares of Common Stock held by Lorex, as disclosed in a Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC by Dieter Esch on October 11, 2011.  Mr. Esch is the sole stockholder of Lorex and Peter Marty is the sole officer and director of Lorex.  Mr. Esch and Mr. Marty share voting and dispositive power over the shares held by Lorex.  Mr. Marty has no pecuniary interest in the shares held by Lorex.

(6)	The business address of Krassner Family Investments Limited Partnership (“Krassner L.P.”) is 31 East Rivo Alto, Miami Beach, Florida 33139.

(7)
Consists of shares of Common Stock held by Krassner L.P., as disclosed in a Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC by Brad Krassner on December 6, 2011.  Krassner Investments, Inc. (“Krassner Inc.”) is the general partner of Krassner L.P. and therefore has voting and dispositive power over these shares.  Krassner Inc. disclaims any pecuniary interest in these shares except to the extent of its ownership interest in Krassner L.P. (it owns a 1% interest in Krassner L.P.).  Mr. Krassner is the President, Director and sole stockholder of Krassner Inc.  Mr. Krassner, individually, and the Krassner Family Investment Trust (“Krassner Trust”) are the limited partners of Krassner L.P.  Mr. Krassner’s children are the beneficiaries of the Krassner Trust and his mother is a trustee of the Krassner Trust.  Mr. Krassner and the Krassner Trust disclaim any pecuniary interest in these shares except to the extent of their ownership interest therein (Mr. Krassner owns an 83.5% limited partnership interest in Krassner L.P. and the Krassner Trust owns a 15.5% limited partnership interest in Krassner L.P.).  By virtue of his position with Krassner L.P., Mr. Krassner has the sole power to vote and dispose of the shares owned by Krassner L.P.

(8)
Consists of 34,064,466 shares of Common Stock held by Newcastle.  Mr. Schwarz may be deemed to beneficially own the shares held by Newcastle by virtue of his power to vote and dispose of such shares.  Mr. Schwarz disclaims beneficial ownership of the shares held by Newcastle except to the extent of his pecuniary interest therein.

(9)
Consists of shares of Common Stock issuable upon the exercise of options held by John Murray individually.  Mr. Murray is the Chief Financial Officer of NCM.  Mr. Murray disclaims beneficial ownership of the 34,064,466 shares held by Newcastle.

(10)
Consists of 500,000 shares of Common Stock held by Dieter Esch and 29,382,553 shares of Common Stock held by Lorex.  Mr. Esch is the sole stockholder of Lorex and Peter Marty is the sole officer and director of Lorex.  Mr. Esch and Mr. Marty share voting and dispositive power over the shares held by Lorex.  Mr. Marty has no pecuniary interest in the shares held by Lorex.

(11)
Consists of 335,242 shares of Common Stock held by Brad Krassner and 30,464,515 shares of Common Stock held by Krassner L.P.  Krassner Inc. is the general partner of Krassner L.P. and therefore has voting and dispositive power over these shares.  Krassner Inc. disclaims any pecuniary interest in these shares except to the extent of its ownership interest in Krassner L.P. (it owns a 1% interest in Krassner L.P.).  Mr. Krassner is the President, Director and sole stockholder of Krassner Inc.  Mr. Krassner, individually, and the Krassner Trust are the limited partners of Krassner L.P.  Mr. Krassner’s children are the beneficiaries of the Krassner Trust and his mother is a trustee of the Krassner Trust.  Mr. Krassner and the Krassner Trust disclaim any pecuniary interest in these shares except to the extent of their ownership interest therein (Mr. Krassner owns an 83.5% limited partnership interest in Krassner L.P. and the Krassner Trust owns a 15.5% limited partnership interest in Krassner L.P.).  By virtue of his position with Krassner L.P., Mr. Krassner has the sole power to vote and dispose of the shares owned by Krassner L.P.

(12)	Consists of 94,746,776 shares of Common Stock and 50,000 shares of Common Stock issuable upon the exercise of options.

PROPOSAL NO. 1 -
ELECTION OF DIRECTORS

There are seven nominees for election to the Board at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.  All seven nominees currently serve as directors of the Company.

Our Bylaws provide that the number of directors shall be fixed from time to time by the Board, but shall not be less than three.  Each director is elected annually to serve until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes of shares present and entitled to vote at the Annual Meeting.

Nominees for Election to the Board and Executive Officers

Information regarding the nominees and our executive officers, including their ages, current positions with the Company and business experience for the past five years (and, in some instances, for prior years), is set forth below.  All such information has been furnished to us by the nominees and our executive officers.  Additionally, the experiences and skills that led to the conclusion that the nominees should serve as directors are discussed below.

Name	Age	Positions with Company
Mark E. Schwarz	50	Chairman of the Board and Chief Executive Officer
Horst-Dieter Esch	67	Director
Brad Krassner	59	Director
Clinton Coleman	34	Director
James Dvorak	42	Director
Mark Pape	61	Director
James Roddey	78	Director
John Murray	42	Chief Financial Officer
Evan Stone	40	General Counsel and Secretary

Mark Schwarz

Mr. Schwarz has served as a director and Chairman of the Board since June 2004 and as our Chief Executive Officer since April 2009.  Mr. Schwarz previously served as our Interim Chief Executive Officer beginning in October 2007 and was formally appointed our Interim Chief Executive Officer effective in July 2008.  He is the Chairman, Chief Executive Officer and Portfolio Manager of NCM, a private investment management firm he founded in 1993, which is the General Partner of Newcastle, a private investment firm.  Mr. Schwarz has served as Executive Chairman of the Board of Hallmark Financial Services, Inc. (“Hallmark”), a specialty property and casualty insurer, since August 2006.  He served as Chief Executive Officer and President of Hallmark from 2003 to August 2006.  He currently serves as Chairman of the Board of Bell Industries, Inc., a company primarily engaged in providing computer systems integration services (“Bell Industries”), and Pizza Inn, Inc., an operator and franchisor of pizza restaurants (“Pizza Inn”).  He also serves on the board of directors of SL Industries, Inc., a power and data quality products manufacturer.  He previously served on the boards of directors of Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies (“Nashua Corporation”), from 2001 to September 2009, MedQuist Inc., a provider of clinical documentation workflow solutions in support of electronic health records, from December 2007 to August 2009, WebFinancial Corporation, a holding company with subsidiaries operating in niche banking markets, from July 2001 to December 2008, and Vesta Insurance Group, Inc., a holding company for a group of insurance companies.

With nearly 20 years of experience as an investment manager and a business executive, Mr. Schwarz brings significant leadership, financial expertise, operational skills and public company board of directors and executive experience to the Board.  Through investments made by NCM and its affiliates, Mr. Schwarz has broad and substantial experience analyzing and advising public companies, including with respect to issues such as corporate governance, capital raising, capital allocation and general operational and business strategy, and has been closely involved in the operations of companies across a range of industries in both director and executive capacities.  As our Chief Executive Officer, Mr. Schwarz is closely involved in all of our operations and activities.

Horst-Dieter Esch

Mr. Esch has served as a director since February 2010.  Mr. Esch is a private investor and, since 2008, the Chairman of USA Team Handball, the national governing body for the Olympic sport of handball (“USA Team Handball”).  From February 2009 through December 2009, Mr. Esch was a consultant to the Company.  Mr. Esch was a principal owner and Chairman of Wilhelmina International Ltd. (“Wilhelmina Ltd.”) and its affiliated companies prior to their sale to the Company in February 2009.

With over 22 years in the model management and artist management businesses, Mr. Esch brings deep experience in the Company’s industry to the Board, together with strong leadership, business strategy and business development skills.  Given Mr. Esch’s long time involvement in the modeling industry, Mr. Esch brings a valuable perspective and industry relationships to the Board.  In addition, as a former principal owner, Chairman and an officer of the operating subsidiaries of the Company, Mr. Esch is strongly familiar with all aspects of their businesses.

Brad Krassner

Mr. Krassner has served as a director since February 2010.  Mr. Krassner is a private investor and, since 2001, has been the Chief Executive Officer of Rich Media Worldwide, a software development company that markets a proprietary “Realvu” ad serving technology.  Mr. Krassner is also President of USA Team Handball.  Mr. Krassner was a principal owner of, and consultant to, Wilhelmina Ltd. and its affiliated companies prior to their sale to the Company in February 2009.

With over 25 years in the entertainment and artist management businesses (including model management), Mr. Krassner brings deep experience in the Company’s industry to the Board, together with strong leadership and business strategy skills.  In addition, Mr. Krassner has significant transactional, operational and public company experience through the various businesses that he owned or has been affiliated with, including Magicworks Entertainment Incorporated, a promoter and merchandiser of theatrical shows and other live entertainment that Mr. Krassner ran as Chief Executive Officer and took public in 1996.  As a former principal owner of the operating subsidiaries of the Company, Mr. Krassner is strongly familiar with all aspects of their businesses.

Clinton Coleman

Mr. Coleman has served as a director since January 2011.  Mr. Coleman has served as the Chief Executive Officer of Bell Industries since January 2010, and has been a director since January 2007.  Mr. Coleman has served as a Vice President of NCM since July 2005.  Mr. Coleman previously served as the Interim Chief Executive Officer of Bell Industries from July 2007 to January 2010 and the Interim Chief Financial Officer of Pizza Inn from July 2006 to January 2007.  Prior to joining NCM, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from October 2003 to June 2005.  From March 2002 to October 2003, Mr. Coleman served as an associate with Hunt Investment Group, L.P., a private investment group.  Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  Mr. Coleman is also a director of Pizza Inn and several privately held companies.  During the past five years, Mr. Coleman also served as a director of Nashua Corporation.

Mr. Coleman brings to the Board extensive experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries, including in capacities as director, chief executive officer and chief financial officer.  As an investment banker and investment professional, Mr. Coleman also has a strong background analyzing and advising public companies, as well as significant transactional experience.

James Dvorak

Mr. Dvorak has served as a director since January 2011.  Mr. Dvorak has served as a Vice President of NCM since January 2008.  Mr. Dvorak served as a consultant and subsequently a Senior Investment Analyst with Falcon Fund Management, a Dallas-based investment firm, from September 2006 to December 2007, and as a Vice President with Fagan Capital, an investment firm located in Irving, Texas, from 1999 to June 2006.  Previously, Mr. Dvorak was with Koch Industries, a diversified energy, chemicals and materials provider, as Chief Financial Officer of a business unit and as a board member of a Koch affiliate.  Mr. Dvorak has additional experience as a management consultant with Booz Allen & Hamilton in Chicago, Illinois.

Mr. Dvorak brings nearly 20 years of experience as a business executive and professional investor.  As a management consultant, Mr. Dvorak was involved in business strategy evaluation and development, new business development, acquisition due diligence, and reorganizations of Fortune 500 businesses.  As a financial executive and investment professional, Mr. Dvorak has developed strong skills in business development, financial and operational analysis, capital structure issues, capital allocation, and strategy development and evaluation.

Mark Pape

Mr. Pape has served as a director since January 2011.  Mr. Paper has served as the Chairman of the Board of H2Options, Inc., a start-up water conservation design/installation firm, since September 2009, and as the Chief Financial Officer of Oryon Technologies, LLC, a privately-held technology company, since October 2010.  Mr. Pape served as a partner at Tatum LLC, an executive services firm, from August 2008 through November 2009.  From November 2005 to December 2007, Mr. Pape served as Executive Vice President and Chief Financial Officer at Affirmative Insurance Holdings, Inc., a publicly-traded property and casualty insurance company specializing in non-standard automobile insurance, and served on its board of directors and audit committee from July 2004 to November 2005.  Mr. Pape served as the Chief Financial Officer of HomeVestors of America, Inc., a franchisor of home acquisition services, from September 2005 to November 2005, as President and Chief Executive Officer of R.E. Technologies, Inc., a provider of software tools to the housing industry, from April 2002 to May 2005, and as Senior Vice President and Chief Financial Officer of LoanCity.com, a start up e-commerce mortgage bank, from May 1999 to June 2001.  Mr. Pape was a member of the board of directors of Specialty Underwriters’ Alliance, Inc., a publicly-traded specialty property and casualty insurance company, from July 2009 through November 2009.

With strong experience as a business executive, Mr. Pape brings significant leadership, operational skills and public company board of directors and executive experience to the Board.  In addition, Mr. Pape’s strong background in finance and financial services, including his significant transactional experience, bolsters the Company’s experience in these areas and will be particularly helpful to the Company as it grows.

James Roddey

Mr. Roddey has served as a director since January 2011.  Mr. Roddey has served as Principal of ParenteBeard, LLP (including through its predecessor McCrory & McDowell LLC), a provider of financial, business and management consulting services, since September 2007.  Mr. Roddey was a Partner at the Hawthorne Group, an investment and management company, from January 2004 to September 2007 (and previously from 1978 to 2000).  Prior to the Hawthorne Group, from January 2000 to January 2004, Mr. Roddey served as the Chief Executive of Allegheny County, Pennsylvania.  Mr. Roddey was a director of SEEC, Inc., a software provider for the insurance and financial services industry, from August 2005 to November 2008.  Earlier in his career, Mr. Roddey served as President and a director of Turner Communications, Inc. and Rollins Communication, Inc. and, while associated with the Hawthorne Group, President and Chief Executive Officer of Pittsburgh Outdoor Advertising, Gateway Outdoor Advertising and International Sports Marketing, among other companies.

With over 40 years in the media and advertising industries (including at leading companies such as Turner Communications and Rollins Communication), Mr. Roddey brings to our Board deep experience in an industry closely tied to the Company’s business, as well as a number of relevant skills including leadership, finance and executive skills.  Through investments made by the Hawthorne Group and the six other public company directorships Mr. Roddey has held during his career, Mr. Roddey also has significant experience analyzing and advising public companies.  In addition, Mr. Roddey has specific experience in talent representation, through his former association with International Sports Marketing.

John Murray

Mr. Murray has served as our Chief Financial Officer since June 2004 and served as a director from February 2009 through January 2011.  Mr. Murray has served as the Chief Financial Officer of NCM since January 2003.  From 1995 until 2002, Mr. Murray was a Certified Public Accountant engaged in his own private practice in Dallas, Texas.  From 1991 until 1995, Mr. Murray served as an accountant with Ernst & Young, LLP.  Mr. Murray has been a Certified Public Accountant since 1992.

Mr. Murray has nearly 20 years of progressive financial, accounting and business experience and also brings business development experience to the Board.  As a CPA with extensive experience in tax, accounting and auditing, Mr. Murray is intimately familiar with financial reporting for public and private companies.  As Chief Financial Officer of NCM, Mr. Murray has structured, negotiated and monitored a number of the firm’s investments, and also has advised on accounting and financial matters with respect to its investments.  As our Chief Financial Officer, Mr. Murray is closely involved in all of our activities.

Evan Stone

Mr. Stone has served as our General Counsel since April 2009 and as our Secretary since July 2008 and served as a director from February 2009 through January 2011.  Mr. Stone is a principal of Lee & Stone, LLP, a law firm providing services to the investment community, founded in 2009.  Mr. Stone served as Vice President and General Counsel of NCM from May 2006 to July 2009.  Prior to joining NCM, from June 2003 to April 2006 and from 1997 to 1999, he served as a mergers and acquisitions attorney at the law firm Skadden, Arps, Slate, Meagher & Flom LLP in New York.  In 2002, Mr. Stone served as Vice President, Corporate Development at Borland Software Inc., a provider of software application lifecycle products.  From 2000 to 2001, Mr. Stone was a member of the investment banking department of Merrill Lynch & Co.  Mr. Stone is currently a director of Applied Minerals Inc., a nanomaterials producer.

Mr. Stone brings a combination of skills to the Board, including legal, corporate governance and investment banking.  Mr. Stone’s legal practice, at his own firm and at Skadden Arps, has focused primarily on mergers and acquisitions, private equity and investment management.  As General Counsel for NCM, Mr. Stone structured, negotiated and monitored a number of the firm’s investments, and also advised on corporate governance, legal and operational matters with respect to its investments.  As our General Counsel, Mr. Stone is closely involved in all of our activities.

Arrangements Regarding Nomination for Election to the Board

We were required to nominate the following persons for election to the Board at our Annual Meeting of Stockholders held on February 5, 2009 (the “2009 Annual Meeting”) pursuant to the acquisition agreement (the “Acquisition Agreement”) entered into in connection with our acquisition of Wilhelmina Ltd. and certain of its affiliates (the “Acquisition”), which was consummated in February 2009: Mark E. Schwarz, Jonathan Bren, James Risher, one designee of Mr. Esch, one designee of Mr. Krassner and two designees of Newcastle.  Mr. Esch’s initial designee was Dr. Hans-Joachim Boehlk, Mr. Krassner’s initial designee was Derek Fromm, and Newcastle’s initial designees were John Murray and Evan Stone.  Each of Messrs. Schwarz, Bren, Risher, Fromm, Murray and Stone and Dr. Boehlk were elected to the Board at the 2009 Annual Meeting.

Pursuant to a mutual support agreement entered into in connection with the Acquisition (the “Mutual Support Agreement”), Mr. Esch, Lorex, Mr. Krassner, Krassner L.P. (together with Mr. Esch, Lorex and Mr. Krassner, the “Control Sellers”) and Newcastle agreed, effective upon the closing of the Acquisition, that, among other things, each of the parties would (a) use their commercially reasonable efforts to cause their representatives serving on the Board to vote to nominate and recommend the election of the designees and, in the event the Board will appoint directors without stockholder approval, to use their commercially reasonable efforts to cause their representatives on the Board to appoint the designees to the Board, (b) vote their shares of Common Stock to elect the designees at any meeting of our stockholders or pursuant to any action by written consent in lieu of a meeting pursuant to which directors are to be elected to the Board, and (c) not to propose, and to vote their shares of Common Stock against, any amendment to our Certificate of Incorporation or Bylaws, or the adoption of any other corporate measure, that frustrates or circumvents the provisions of the Mutual Support Agreement with respect to the election of the designees.  The obligations of the parties under the Mutual Support Agreement terminate upon the earlier of (a) the written agreement of all of the parties or (b) the date on which two of the three groups of parties to the Mutual Support Agreement (Mr. Esch and his affiliates as one group, Mr. Krassner and his affiliates as another group, and Newcastle as another group) each owns less than 5% of the Common Stock outstanding.

On November 18, 2009 and November 19, 2009, respectively, Dr. Boehlk and Mr. Fromm resigned as directors of the Company.  Messrs. Esch and Krassner later designated themselves as their respective designees pursuant to the Mutual Support Agreement.  On February 4, 2010, the Board appointed Messrs. Esch and Krassner to serve as directors.

On October 18, 2010, Newcastle and the Control Sellers entered into an Amendment to the Mutual Support Agreement (the “MSA Amendment”) for the purpose of providing a procedure for the nomination, election and removal of independent members of the Board.

Pursuant to the MSA Amendment, the parties agreed (a) to cause their representatives serving on the Board to vote to nominate and recommend the election of (i) one individual (the “NP Independent Representative”) selected by Messrs. Esch and Krassner from a list of at least four Qualifying Unaffiliated Individuals (as defined below) pre-approved by Newcastle (two of whom are required to be Enhanced QUIs (as defined below)) and (ii) one individual (the “Seller Independent Representative” and together with the NP Independent Representative, the “Independent Designees”) selected by Newcastle from a list of at least four Qualifying Unaffiliated Individuals pre-approved by Messrs. Esch and Krassner (two of whom are required to be Enhanced QUIs) and, in the event the Board will appoint directors without stockholder approval, to cause their representatives on the Board to appoint applicable Independent Designee(s) to the Board (including to fill any vacancy caused by the death, incapacity, resignation or removal of an applicable Independent Designee), (b) to vote their shares of Common Stock to elect the Independent Designees at any meeting of the Company’s stockholders or pursuant to any action by written consent in lieu of meeting pursuant to which directors are to be elected to the Board, and (c) to vote against and not to propose the removal of either Independent Designee unless both parties vote for such removal.

For purposes of the MSA Amendment, (a) a “Qualifying Unaffiliated Individual” generally means an individual that (i) meets the director independence standards of The NASDAQ Stock Market LLC (“Nasdaq”), (ii) is not an affiliate of the parties or the Company or a holder of 5% or more of any class of equity interests in the parties or any of their affiliates (other than the Company) and (iii) has or maintains no Economic Relationship (as defined below) with any of the parties, the Company or any affiliate thereof, (b) an individual is generally considered to have an “Economic Relationship” with another person if such individual (or any affiliate thereof) receives (or has received in the prior five years) a material direct financial benefit from such other person (e.g., material salary or fees, material contractual payments under a commercial contract, equity or debt investment proceeds, etc.), (c) an “Enhanced QUI” generally means an individual that (i) meets the Qualifying Unaffiliated Individual standard and, in addition, (ii) is not a Close Long Time Personal Friend (as defined below) of the party pre-approving such individual; (d) a “Close Long Time Personal Friend” of a pre-approving party generally means an individual who has had Meaningful Social Contact (as defined below) on at least a monthly basis for at least ten months out of every year starting 1990 or earlier up to the present with Messrs. Krassner or Esch (if Messrs. Krassner and Esch are the pre-approving parties) or with Messrs. Schwarz, Murray or Stone (if Newcastle is the pre-approving party); and (e) “Meaningful Social Contact” generally means in-person, pre-arranged (between the relevant principals and the Close Long Time Personal Friend) social contact that is one-on-one or involves a group of no more than 10 people and which (i) focuses principally on non-professional and non-business related topics and (ii) occurs in a non-professional setting (e.g., residential setting, restaurant, etc.); provided that, without limitation, (A) any spontaneous contact (e.g., “running into” each other) in any location (whether or not occurring with frequency) and (B) contact occurring in larger group social setting or event not organized by a relevant principal or the Close Long Time Personal Friend or spouse of either or Close Long Time Personal Friend of both (e.g., a party at a third party’s home or club, a class, football game, concert, etc.) are expressly excluded as “Meaningful Social Contact.”

Pursuant to the MSA Amendment, the parties agreed to an annual selection process with respect to the Independent Designees.  Under the MSA Amendment, a list of pre-approved nominees meeting the applicable standards (a) was required to be delivered to the other party (i) with respect to our prior Annual Meeting (the “Prior Annual Meeting”), no later than the date that was one week from the date of execution of the MSA Amendment and (ii) with respect to the next Annual Meeting of Stockholders for 2011, no later than February 15, 2011 and (b) is required to be delivered to the other party with respect to each Annual Meeting of Stockholders thereafter, no later than the date that is 75 calendar days prior to the mailing date of the proxy statement for the prior year’s annual meeting.  The MSA Amendment also contains procedures for the re-nomination of Independent Designees who were previously appointed or elected to the Board in lieu of the annual selection process.  On December 9, 2010, the parties agreed by mutual consent to delay the selection date for the Independent Designees for the Prior Annual Meeting to December 21, 2010.

Mark Pape (selected from a list pre-approved by Newcastle) and James Roddey (selected from a list pre-approved by Messrs. Esch and Krassner) were selected as the Independent Designees for the Prior Annual Meeting.  In connection with the Annual Meeting, in lieu of the annual selection process, each of Newcastle and Messrs. Esch and Krassner, respectively, determined to re-nominate Mr. Pape and Mr. Roddey as the Independent Designees to the Board.

In addition to the obligations set forth above, the parties also agreed under the MSA Amendment (a) to vote against and not to propose (i) any amendment to the Certificate of Incorporation or Bylaws or the adoption of any other corporate measure that (A) reduces or fixes the size of the Board below seven directors or increases or fixes the size of the Board in excess of seven directors or (B) provides that directors shall be elected other than on an annual basis and (b) not to seek to advise, encourage or influence (or form, join or in any way participate in any “group” or act in concert with) any other person with respect to the voting of any Company voting securities inconsistent with the foregoing.  Pursuant to the MSA Amendment, the parties also agreed that, beginning with the Prior Annual Meeting and so long as the Mutual Support Agreement remains in effect, the parties will cause their representatives on the Board to vote to maintain the size of the Board at seven directors, unless otherwise agreed to by the respective Board designees of the parties.

Effective upon the date of the Prior Annual Meeting, which occurred on January 20, 2011, Newcastle designated Messrs. Coleman and Dvorak as its designees pursuant to the Mutual Support Agreement (replacing Messrs. Murray and Stone).

Although the Company is not a party to the Mutual Support Agreement, the Board has unanimously approved the nomination of each of the designees thereunder for election to the Board at the Annual Meeting.

Transactions with Related Persons

Transactions with Newcastle and its Affiliates

Our corporate headquarters are currently located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, which is also an office of NCM.  Pursuant to an oral agreement, we previously occupied a portion of NCM’s office space on a month-to-month basis at no charge, and received accounting and administrative services from employees of NCM at no charge.  Effective October 1, 2006, the parties formalized this arrangement by executing a services agreement.  Pursuant to the services agreement, we continue to occupy a portion of NCM’s office space on a month-to-month basis at $2,500 per month and incur additional fees to NCM for accounting and administrative services provided by employees of NCM.  During the fiscal years ended December 31, 2010 and 2009, we incurred fees (including the payments for the NCM office space) of approximately $30,000 and $56,000, respectively, under the services agreement.

On August 25, 2008, concurrently with the execution of the Acquisition Agreement, we entered into a purchase agreement with Newcastle for the purpose of obtaining financing to complete the Acquisition (the “Equity Financing Agreement”).  Pursuant to the Equity Financing Agreement, upon the closing of the Acquisition, we sold to Newcastle $3,000,000 (12,145,749 shares) of Common Stock at $0.247 per share, or approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement.  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at our election at any time or times prior to six months following the closing of the Acquisition, up to an additional $2,000,000 (8,097,166 shares) of Common Stock on the same terms.  This election right expired on August 13, 2009.  The Equity Financing Agreement was approved by an independent special committee of the Board (the “Special Committee”) on August 18, 2008 and recommended to the full Board for approval.  The Board approved the Equity Financing Agreement on the recommendation of the Special Committee on August 20, 2008.

Concurrently with the closing of the Equity Financing Agreement, and as a condition thereto, the parties entered into a registration rights agreement, pursuant to which Newcastle was granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.

Mr. Schwarz, our Chief Executive Officer and Chairman of the Board, is the Chairman, Chief Executive Officer and Portfolio Manager of NCM, which is the General Partner of Newcastle.  Mr. Murray, our Chief Financial Officer, is the Chief Financial Officer of NCM.  Mr. Stone, our General Counsel, is a former Vice President and General Counsel of NCM. Messrs. Coleman and Dvorak, who each serve as directors of the Company, are Vice Presidents at NCM.

Transactions with Messrs. Esch and Krassner

Under the Acquisition Agreement, Mr. Esch, Lorex, Mr. Krassner and Krassner L.P. (the “Control Sellers”) received $14,521,967 in cash (including $6,000,000 received by Krassner L.P. in repayment of an outstanding note held by Krassner L.P.) and $7,609,336 (63,411,131 shares) of Common Stock upon the consummation of the Acquisition (based on the closing price of the shares on such date).  The purchase price was subject to certain post-closing adjustments, which were to be effected against 18,811,687 shares (the “Restricted Shares”) of Common Stock issued to the Control Sellers that were held in escrow pursuant to the Acquisition Agreement in respect of the “core” business price adjustment.  The Control Sellers also had the right to receive earn out payments, subject to certain offsets, based on the operating results of Wilhelmina Artist Management, LLC (“WAM”) and Wilhelmina Miami, Inc. (“Wilhelmina Miami”), our wholly owned subsidiaries, for the three year period beginning January 1, 2009.

After the closing of the Acquisition, the parties became engaged in a dispute relating to a purchase price adjustment being sought by the Company in connection with the Acquisition and other related matters. On October 18, 2010, Newcastle and the Control Sellers entered into a Global Settlement Agreement (the “Settlement Agreement”) which provided that (a) all of the Restricted Shares were released to the Control Sellers, (b) all of the Company’s future earn-out obligations relating to WAM were cancelled and (c) (i) approximately 39% (representing the amount that would otherwise be paid to Krassner L.P.) of the first $2,000,000 of the Company’s earn-out obligations relating to the operating results of Wilhelmina Miami (the “Miami Earnout”) was cancelled and (ii) approximately 69% (representing the amounts that would otherwise be paid in the aggregate to Krassner L.P. and Lorex) of any such Miami Earnout obligation over $2,000,000 million was cancelled.  With respect to any portion of the Miami Earnout that may become payable, the Company further agreed not to assert any setoff thereto in respect of (a) any negative closing net asset adjustment determined under the Acquisition Agreement or (b) any divisional loss in respect of WAM.  The Miami Earnout is based on the three year average of audited Wilhelmina Miami EBITDA beginning January 1, 2009 multiplied by 7.5, payable in cash or stock (at the Control Seller’s election).  The Settlement Agreement also provided for the dismissal of then pending litigation between the Company and the Control Sellers regarding the Restricted Shares and the withdrawal of indemnification claims under the Acquisition Agreement (except the Company preserved indemnification rights with respect to certain specified matters) and the entering into of the MSA Amendment (as described under Arrangements Regarding Nomination for Election to the Board).  The Company also agreed to reimburse certain documented legal fees (not to exceed $300,000) of the Control Sellers.

The Control Sellers are also parties to a registration rights agreement entered into in connection with the Acquisition Agreement, pursuant to which the Control Sellers, among others, obtained certain demand and piggyback registration rights with respect to the Common Stock issued to them under the Acquisition Agreement.

On February 13, 2009, in order to facilitate the closing of the Acquisition Agreement, we entered into that certain letter agreement with Mr. Esch (the “Esch Letter Agreement”), pursuant to which Mr. Esch agreed that $1,750,000 of the cash proceeds to be paid to him at the closing of the Acquisition Agreement would instead be held in escrow.  Under the terms of the Esch Letter Agreement, all or a portion of such amount held in escrow was required to be used to satisfy the indebtedness of Wilhelmina Ltd. to Signature Bank in connection with its credit facility with Signature Bank (the “Credit Facility”) upon the occurrence of specified events including, but not limited to, written notification by Signature Bank to Wilhelmina Ltd. of the termination or acceleration of the Credit Facility.  Any amount remaining was required to be released to Mr. Esch upon the replacement or extension of the Credit Facility, subject to certain requirements set forth in the Esch Letter Agreement.  The Esch Letter Agreement also provided that in the event any portion of the proceeds was paid from escrow to Signature Bank, we would promptly issue to Mr. Esch, in replacement thereof, a promissory note in the principal amount of the amount paid to Signature Bank.

On December 30, 2009, Signature Bank delivered a demand letter (the “Demand Letter”) to us and Wilhelmina Ltd., requesting the immediate payment of all outstanding principal and accrued interest in the aggregate amount of approximately $2,019,000 under the Credit Facility.  The delivery of the Demand Letter requesting mandatory repayment of principal under the Credit Facility triggered a “Bank Payoff Event” under the Esch Letter Agreement.  Accordingly, pursuant to the terms of the Esch Letter Agreement, the aggregate amount of $1,750,000 that was held in escrow was released and paid to Signature Bank (the “Escrow Payoff”) and the Company issued to Mr. Esch a promissory note in the principal amount of $1,750,000 (the “Esch Note”). The effective interest rate of the Esch Note was prime plus approximately 0.58%, or approximately 3.83%.  Principal under the Esch Note was repaid in quarterly installments of $250,000 until December 31, 2010 when the unpaid principal and interest thereon were to have become due and payable.  On December 7, 2010, the Company and Mr. Esch entered into an amendment (the “Note Amendment”) to the Esch Note.  Under the Note Amendment, (1) the maturity date of the Esch Note was extended to June 30, 2011 (from December 31, 2010) and (2) commencing January 1, 2011, the interest rate on outstanding principal under the Esch Note increased to 9.0% per annum.  In addition, $400,000 was paid on December 31, 2010 and March 31, 2011 and $200,000 was paid on June 30, 2011, pursuant to the Note Amendment.  The Esch Note has been paid in full.  The amount of total principal and interest paid to Mr. Esch under the Esch Note was $1,750,000 and $70,514, respectively.

In September 2009, we entered into a consulting agreement with Mr. Esch pursuant to which Mr. Esch would serve as a consultant for $150,000 per annum, which agreement was terminated in December 2009.  Mr. Esch received a total of $37,500 in consulting fees under this arrangement.

Mr. Esch also provides a personal guarantee of our corporate American Express card.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews all relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our Annual Reports on Form 10-K and our proxy statements with respect to the election of directors.  In addition, the audit committee of the Board (the “Audit Committee”) reviews and approves or ratifies any related person transaction that is required to be disclosed.  The Audit Committee acts pursuant to a written charter that has been adopted by the Board.  In the course of its review and approval or ratification of a related party transaction to be disclosed, the Audit Committee considers: (a) the nature of the related person’s interest in the transaction, (b) the material terms of the transaction, including, without limitation, the amount and type of transaction, (c) the importance of the transaction to the related person, (d) the importance of the transaction to the Company, (e) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company and (f) any other matters the Audit Committee deems appropriate.

Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Board or committee that considers the transaction.

Involvement in Certain Legal Proceedings

We are engaged in various legal proceedings that are routine in nature and incidental to our business.  None of these proceedings, either individually or in the aggregate, are believed, in our opinion, to have a material adverse effect on our consolidated financial position or our results of operations.

Family Relationships Between Directors and Executive Officers

There are no family relationships among the Company’s directors, nominees or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities.  Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of the Section 16(a) reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2010, we believe that our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements during fiscal 2010, except as set forth below.

On December 16, 2010, Mr. Krassner filed a Statement of Changes in Beneficial Ownership on Form 4 which did not timely report transactions to purchase an aggregate of 75,000 shares of Common Stock on December 13, 2010.

Vote Required

A plurality of the votes of shares present and entitled to vote at the Annual Meeting is required for the election of each of the nominees.

THE BOARD RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL NO. 2 - AUTHORITY TO EFFECT THE REVERSE STOCK SPLIT

On November 9, 2011, the Board unanimously approved and deemed advisable, subject to stockholder approval, a proposal to grant authority to the Board to effect a Reverse Stock Split of our Common Stock at a ratio within the range from one-for-ten to one-for-forty, inclusive, with the exact ratio to be set at a whole number within this range to be determined by the Board in its discretion.  Approval and adoption of the Reverse Stock Split Proposal would give the Board discretionary authority to implement the Reverse Stock Split at any time prior to December 31, 2012, as permitted under Section 242(c) of the Delaware General Corporation Law (“DGCL”).

Approval of each of the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal is conditioned upon the approval of the other proposal.  If either of these proposals is not approved, then the other proposal will automatically be deemed to not have been approved, regardless of the number of shares actually voted “FOR” that proposal. The Board will not amend our Certificate of Incorporation to effect the Reverse Stock Split or to reduce the number of authorized shares of Common Stock in proportion with the Reverse Stock Split ratio unless each of Proposal No. 2 and Proposal No. 3 is approved.

The Reverse Stock Split would become effective upon the filing of a corresponding amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”).

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding may increase the per share market price of the Common Stock and improve the trading market for the Common Stock.  If stockholders approve and adopt the Reverse Stock Split Proposal, the Board will have the discretion to implement only one Reverse Stock Split at any time prior to December 31, 2012 or effect no Reverse Stock Split at all.  The Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if at any time prior to filing an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and the stockholders.  If the Reverse Stock Split is approved and adopted by the stockholders but is subsequently not implemented by the Board by December 31, 2012, then the Reverse Stock Split Proposal will be deemed abandoned without any further effect and the Board’s authority to effect the Reverse Stock Split will terminate.  In such case, the Board may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

By voting to approve the Reverse Stock Split Proposal, the Company’s stockholders will be authorizing the Board, without further stockholder approval, to determine the ratio of the Reverse Stock Split within a range from one-for-ten to one-for-forty.  In connection with any determination to effect a Reverse Stock Split, the Board will select the Reverse Stock Split ratio that it believes will result in the greatest marketability of the Common Stock based on prevailing market conditions.  The Board believes that a stockholder approval of a range of potential exchange ratios from one-for-ten to one-for-forty, rather than a single exchange ratio, provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split. No further action on the part of the Company’s stockholders will be required for the Board to select the Reverse Stock Split ratio or to either effect or abandon the Reverse Stock Split. In addition, by voting to approve the Reverse Stock Split Proposal, the Company’s stockholders will be authorizing the Company’s officers to make immaterial changes to the corresponding amendment to the Certificate of Incorporation as the Company’s officers executing the amendment may deem appropriate.

The Board may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company’s actual and projected business and financial performance.

Adjustments to the Company’s financial statements to reflect the Reverse Stock Split are expected to be minimal.  The expected immediate effect in the market would be an increase in the trading price per share, and a decrease in the number of post-split shares involved in a trade of shares that would have been involved in an identical trade.

The complete text of a form of Certificate of Amendment to the Certificate of Incorporation reflecting the foregoing proposed amendment is set forth as Annex A to this Proxy Statement, and stockholders are urged to review Annex A together with the information set forth herein, which is qualified in its entirety by reference to Annex A.

The Company currently has 129,440,752 outstanding shares of Common Stock.  In connection with any Reverse Stock Split, the number of outstanding shares of Common Stock would be reduced to the quotient obtained by dividing 129,440,752 (or any other such number of shares outstanding at such time) by the denominator of the Reverse Stock Split ratio, without giving effect to the treatment of fractional shares as discussed below. For illustrative purposes only, the following table shows the outstanding number of shares of our Common Stock corresponding to a one-for-ten (1:10), one-for-twenty-five (1:25) and one-for-forty (1:40) Reverse Stock Split (assuming 129,440,752 shares outstanding prior to the Reverse Stock Split and without giving effect to the treatment of fractional shares).

Number of Shares of Common Stock Outstanding Prior to Reverse Stock Split	Number of Shares of Common Stock Outstanding After Reverse Stock Split
	1:10	1:25	1:40
129,440,752	12,944,075	5,177,630	3,236,019

Purpose of the Reverse Stock Split

There are several reasons why the Board recommends that the Company’s stockholders approve the Reverse Stock Split Proposal, including the following:

•	to improve the marketability and liquidity of the Company’s Common Stock;

•	to increase the per share market price of the Company’s Common Stock; and

•	to assist the Company in meeting the initial listing requirements of a national securities exchange.

The Company believes that a higher price per share of the Common Stock could improve the marketability of the Common Stock.  The Company believes that the current per share price level of the Common Stock has reduced the effective marketability of the Common Stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients.  Some investors view low-priced stock as speculative and unattractive, and many institutional investors are prohibited by their organizational documents from investing in low-priced stocks.  In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stock.  Such policies and practices pertain to the payment of brokers’ commissions and to the time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Accordingly, the Reverse Stock Split may allow a broader range of institutions and other investors to purchase the Common Stock, potentially increasing trading volume and liquidity.

Because brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per share price of the Common Stock results in individual stockholders paying transaction costs (commission, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the per share price of the Common Stock was substantially higher.  This factor may also limit the willingness of institutions to purchase the Common Stock at its current market price.

Although any increase in the market price of the Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding, the proposed Reverse Stock Split could result in a market price that would be high enough for the shares of the Common Stock to overcome the reluctance, policies and practices of brokerage firms and investors referred to above and to diminish the adverse impact of correspondingly higher trading commissions for the shares.

No assurance can be given, however, that the Common Stock will trade at a higher price or that the Company will be successful in improving the marketability or liquidity of the Common Stock or the ability to list the Common Stock on a national securities exchange after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split would not affect any current stockholder’s proportionate equity interest in the Company or the rights, preferences, privileges or priorities of any stockholder, other than an adjustment that may occur due to payment for fractional shares, including the complete cash-out of any stockholder who owns less pre-split shares of Common Stock than the denominator of the Reverse Stock Split selected by the Board.  The proposed Reverse Stock Split will not affect the total stockholders’ equity of the Company or any components of stockholders’ equity as reflected on the financial statements of the Company except (i) to change the number of the issued and outstanding shares of Common Stock, (ii) to reduce the number of shares of authorized Common Stock, subject to stockholder approval of the Authorized Share Reduction Proposal, and (iii) for an adjustment that will occur due to the costs incurred by the Company in connection with this Proxy Statement and the implementation of the Reverse Stock Split, including the payment of consideration for fractional shares. The Board also will adjust the purchase price and the number of shares issuable of its Series A Junior Participating Preferred Stock (the “Series A Junior Stock”), which is issuable upon the exercise of the preferred share purchase rights (the “Preferred Share Purchase Rights”) distributed to holders of Common Stock, once such rights become exercisable, pursuant to the Rights Agreement dated as of July 10, 2006, as amended, by and between the Company and The Bank of New York Mellon Trust Company, as rights agent (“Rights Agreement”), as may be necessary to prevent dilution as a result of the Reverse Stock Split. The Board may also adjust the number of outstanding Preferred Share Purchase Rights to prevent such dilution.   Certain rights, preferences, privileges or priorities of the Series A Junior Stock, no shares of which are currently issued or outstanding, will be proportionately adjusted upon the consummation of the Reverse Stock Split.

Common Stock

With the exception of the number of shares issued and outstanding and any adjustment that may occur due to payment for fractional shares, the rights and preferences of outstanding shares of Common Stock prior and subsequent to the Reverse Stock Split would remain the same.  Holders of the Company’s Common Stock would continue to have no preemptive rights.  Following the Reverse Stock Split, each full share of the Company’s Common Stock resulting from the Reverse Stock Split would entitle the holder thereof to one vote per share and would otherwise be identical to the shares of our Common Stock immediately prior to the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed-out as a result of holding less pre-split shares of Common Stock than the denominator of the Reverse Stock Split ratio selected by the Board).

The Reverse Stock Split, if implemented, would also result in a change in the number of authorized shares of the Common Stock as designated by our Certificate of Incorporation.  The number of authorized shares of Common Stock would be reduced in proportion with the Reverse Stock Split ratio determined by the Board, subject to stockholder approval of the Authorized Share Reduction Proposal.  Given that there will be proportionate reduction in the number of outstanding shares of Common Stock through implementation of the Reverse Stock Split, the Company believes that it will continue to have sufficient excess authorized shares of Common Stock to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act.

Series A Junior Stock

Pursuant to the Certificate of Designation of the Series A Junior Stock, regardless of whether any shares of Series A Junior Stock are then issued or outstanding, certain adjustments are made automatically to the Series A Junior Stock in the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation).  Therefore, as a result of the Reverse Stock Split, certain proportionate adjustments will be made automatically to the rights and preferences of the Series A Junior Stock, including the dividend, voting and distribution rights and liquidation preference.

Options, Benefit Plans and Other Securities

If the Reverse Stock Split is implemented, outstanding and unexercised options and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock would be automatically converted into an economically equivalent option or other security to purchase shares of the Common Stock by decreasing the number of shares underlying the option or other security and increasing the exercise price appropriately.  For example, if the Reverse Stock Split ratio is one-for-ten, an option or other security to purchase 150 shares of the Company’s Common Stock at an exercise price of $1.00 per share would become an option or other security to purchase 15 shares of the Company’s Common Stock at an exercise price of $10.00 per share.

In addition, the Reverse Stock Split will reduce the number of shares of Common Stock available for future issuance under our 2011 Incentive Plan in proportion to the Reverse Stock Split ratio.

Reduction in Stated Capital

As a result of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced.

Exchange of Shares; No Fractional Shares

Pursuant to the Reverse Stock Split, depending on the Reverse Stock Split ratio selected by the Board, every number of pre-split shares of Common Stock equal to the denominator of such ratio would be converted and reclassified into one share of post-split Common Stock.  No certificates or scrip representing fractional share interests in the Common Stock will be issued.

Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

If the Reverse Stock Split is effected, the Company intends to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Exchange of Stock Certificates

If the Reverse Stock Split is effected, stockholders holding certificated shares (i.e. shares represented by one or more physical stock certificates) will be required to exchange their old certificates representing shares of pre-split Common Stock (“Old Certificates”) for new certificates (“New Certificates”) representing the appropriate number of shares of Common Stock resulting from the Reverse Stock Split.  Stockholders of record upon the Effective Time will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by the Transfer Agent.  Stockholders will not have to pay any transfer fee or other fee in connection with such exchange.  As soon as practicable after the Effective Time, the Transfer Agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for New Certificate(s).

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW.  YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

As soon as practicable after the surrender to the Transfer Agent of any Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents the Transfer Agent may specify, the Transfer Agent will deliver to the person in whose name such Old Certificate(s) had been issued a New Certificate registered in the name of such person.

Until surrendered as contemplated herein, a stockholder’s Old Certificate(s) shall be deemed at and after the Effective Time to represent the number of full shares of Common Stock resulting from the Reverse Stock Split.  Until stockholders have returned their properly completed and duly executed transmittal letter and surrendered their Old Certificate(s) for exchange, stockholders will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to a New Certificate only after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate, except that if any New Certificate is to be issued in a name other than that in which the Old Certificate(s) are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Therefore, the Company does not expect to issue certificates representing fractional shares.  Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio ultimately selected by the Board will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares. Those registered stockholders who hold their shares of Common Stock in certificated form will receive a cash payment from the Transfer Agent for their fractional interests, if applicable, following the surrender of their Old Certificate(s) for post-Reverse Stock Split shares to the Transfer Agent. The amount of the cash payment will equal the product obtained by multiplying (a) the number of shares of pre-Reverse Stock Split Common Stock held by the stockholder that would otherwise have been exchanged for such fractional share interest by (b) the average of the last reported sales prices of the Common Stock as quoted on the OTC Bulletin Board, or other principal market of the Common Stock, as applicable, for the five business days prior to the Effective Time. However, the proceeds will be subject to certain taxes as discussed below. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date a stockholder receives payment for the cashed-out shares.  No transaction costs will be assessed on stockholders for the cash payment.

The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Transfer Agent concerning ownership of such funds within the time permitted in such jurisdiction.  Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the Transfer Agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Risks Associated with the Reverse Stock Split

Even though a reverse stock split, by itself, generally does not impact a company’s assets or prospects, reverse stock splits can result in a decrease in the aggregate market value of a company’s equity capital.  While it is expected that the reduction in the outstanding shares of Common Stock will increase the market price of the Common Stock, there are no assurances that the Reverse Stock Split will increase the market price of the Common Stock by the multiple (ten to forty) selected by the Board or result in any permanent increase in the market price (which can be dependent upon many factors, including, but not limited to, the Company’s business and financial performance and prospects).  The Reverse Stock Split may be perceived negatively in the marketplace for various reasons.  The number of shares available for trading are reduced, which, if the Reverse Stock Split does not increase the marketability of the Common Stock, generally has the effect of reducing liquidity.  Round lots (i.e., lots in multiples of 100 shares) may be converted into odd lots due to the split, which may in turn increase transaction costs for stockholders. The Company cannot guarantee that the market price of the Common Stock immediately after the effective date of the Reverse Stock Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on the stock price due to the reduced number of shares outstanding after the Reverse Stock Split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. There also can be no guarantee that a higher per share price pursuant to the Reverse Stock Split will generate increased interest by institutional or other investors.

There can be no assurance that the Reverse Stock Split would have the desired effects on the Common Stock.  The Board, however, believes that the abovementioned risks are off-set by the prospect that the Reverse Stock Split may, by increasing the per share price, make an investment in the Common Stock more attractive for certain investors.

No Going Private Transaction

Notwithstanding the decrease in the number of stockholders following any Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. The Company has no plan at the date of this Proxy Statement to take itself private.

Certain Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split; however, this does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split.  It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences.  Also, it does not address the tax consequences to stockholders who are subject to special tax rules, such as banks and other financial institutions, insurance companies, real estate investment trusts, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, partnerships, and stockholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction.  This discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the pre-split shares were, and the post-split shares will be, held as “capital assets,” as defined in the United States Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).  Tax treatment may vary depending upon particular facts and circumstances.  Accordingly, each stockholder should consult with his or her own tax advisor concerning the effects of the Reverse Stock Split and, in particular, the manner in which the tax basis and holding period of the stockholder’s post-split shares will be determined.

Generally, the Reverse Stock Split will not result in the recognition of gain or loss by a stockholder upon the exchange of pre-split shares for post-split shares pursuant to the Reverse Stock Split.  The aggregate tax basis of the post-split shares received in the Reverse Stock Split will be the same as the aggregate tax basis in the pre-split shares exchanged.  The holding period for the post-split shares will include the period during which the pre-split shares surrendered in the Reverse Stock Split were held.

A stockholder who receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the stockholder’s tax basis in the Common Stock surrendered that is allocated to such fractional share. Any recognition of a gain or loss is not expected to be material.

The Company believes that the Reverse Stock Split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Consequently, the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that:  (a) any discussion of U.S. federal tax issues in this Proxy Statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the Reverse Stock Split on the terms described herein; and (c) each such holder should seek advice based on his or her particular circumstances from an independent tax advisor.

Appraisal Rights

No appraisal rights are available under the DGCL or under the Certificate of Incorporation or Bylaws to any stockholder who dissents from the Reverse Stock Split Proposal.

Vote Required

The approval of the Reverse Stock Split Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” GRANTING AUTHORITY TO OUR BOARD TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL NO. 3 - APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE REDUCTION

On November 9, 2011, the Board unanimously approved and deemed advisable, subject to stockholder approval, an amendment to the Certificate of Incorporation that would reduce the number of authorized shares of Common Stock in proportion with the Reverse Stock Split ratio determined by the Board for the Reverse Stock Split, if implemented (the “Authorized Share Reduction”).

Approval of each of the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal is conditioned upon the approval of the other proposal.  If either of these proposals is not approved, then the other proposal will automatically be deemed to not have been approved, regardless of the number of shares actually voted “FOR” that proposal. The Board will not amend our Certificate of Incorporation to effect the Reverse Stock Split or to reduce the number of authorized shares of Common Stock in proportion with the Reverse Stock Split ratio unless each of Proposal No. 2 and Proposal No. 3 is approved.

If the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal are each approved by the stockholders, the Board will have the sole authority to determine whether or not to implement the Reverse Stock Split at any time prior to December 31, 2012. To the extent the Board implements the Reverse Stock Split, the Board would simultaneously implement the Authorized Share Reduction by filing a corresponding amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

The Company currently has 250,000,000 authorized shares of Common Stock.  In connection with any Authorized Share Reduction, the number of authorized shares of Common Stock would be reduced to the quotient obtained by dividing 250,000,000 by the denominator of the Reverse Stock Split ratio.  For illustrative purposes only, the following table shows the new authorized number of shares of our Common Stock corresponding to a one-for-ten (1:10), one-for-twenty-five (1:25) and one-for-forty (1:40) Reverse Stock Split:

Number of Shares of Common Stock Authorized Prior to Reverse Stock Split	Number of Shares of Common Stock Authorized After Reverse Stock Split
	1:10	1:25	1:40
250,000,000	25,000,000	10,000,000	6,250,000

The complete text of a form of Certificate of Amendment to the Certificate of Incorporation reflecting the foregoing proposed amendment is set forth as Annex A to this Proxy Statement, and stockholders are urged to review Annex A together with the information set forth herein, which is qualified in its entirety by reference to Annex A.

Purpose of the Authorized Share Reduction

The principal purpose of decreasing the number of authorized shares of Common Stock is to avoid the payment of Delaware franchise tax based on a larger number of authorized shares than the Company reasonably needs. It is expected that a proportionate reduction of the authorized shares of Common Stock would keep the Company’s Delaware franchise tax liability at or below current levels.  It would also reduce the potential for substantial dilution to the stockholders as a result of a change in the Company’s capital structure after implementation of the Reverse Stock Split.

Principal Effects of the Authorized Share Reduction

“Authorized” shares represent the number of shares of Common Stock that the Company is permitted to issue under its Certificate of Incorporation. The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued shares of Common Stock being available for future issuance.  This would decrease the number of shares of Common Stock available for issuance for various purposes such as to raise capital or to make acquisitions.  Given that there will be proportionate reduction in the number of outstanding shares of Common Stock through implementation of the Reverse Stock Split, the Company believes that it will continue to have sufficient excess authorized shares of Common Stock to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

Vote Required

The approval of the Authorized Share Reduction Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE REDUCTION.

PROPOSAL NO. 4 - ADOPTION AND APPROVAL OF THE 2011 INCENTIVE PLAN

On May 2, 2011, the Board approved, and is now proposing for stockholder approval and adoption, the 2011 Incentive Plan, a copy of which is attached hereto as Annex B.  The 2011 Incentive Plan is intended as an incentive to retain and to attract new directors, officers, consultants, advisors and employees, as well as to encourage a sense of proprietorship and stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

As of the date of this Proxy Statement, options to purchase 2,000,000 shares of Common Stock have been granted under the 2011 Incentive Plan.  No other options or rights have been granted under the 2011 Incentive Plan.  The benefits and amounts to be derived under the 2011 Incentive Plan are not determinable.

Description of the 2011 Incentive Plan

The following is a brief summary of the 2011 Incentive Plan, which is qualified in its entirety by reference to the text of the 2011 Incentive Plan, which is attached hereto as Annex B.

Purpose

The purpose of the 2011 Incentive Plan is to provide incentive to retain and to attract new directors, officers, consultants, advisors and employees who are primarily responsible for the management and growth of the Company.

The Company intends that the 2011 Incentive Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Exchange Act and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the 2011 Incentive Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the 2011 Incentive Plan may satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code, with respect to those options for which qualification for such exception is intended.

Administration

The 2011 Incentive Plan is to be administered by a committee consisting of two or more directors appointed by the Board (the “Plan Committee”), which may be the compensation committee of the Board (the “Compensation Committee”).  The Board has designated the Compensation Committee as the Plan Committee.  The Plan Committee will be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code, which individuals will serve at the pleasure of the Board.  In the event that for any reason the Plan Committee is unable to act or if the Plan Committee at the time of any grant, award or other acquisition under the 2011 Incentive Plan does not consist of two or more “non-employee directors,” or if there is no such Plan Committee, then the 2011 Incentive Plan will be administered by the Board, provided that grants to the Company’s Chief Executive Officer or any other covered employees within the meaning of Section 162(m) of the Code that are intended to qualify as performance-based compensation under Section 162(m) of the Code (“Section 162(m) Grants”) may only be granted by a properly constituted Plan Committee.

Except for Section 162(m) Grants, the Plan Committee, subject to the terms of the 2011 Incentive Plan, recommends for approval by the Board recipients of options (“Options”), stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives” and collectively, “Rights”), the terms and conditions of Rights agreements (which need not be identical) and which Options granted under the 2011 Incentive Plan shall be an incentive stock option (an “ISO”) or a non-qualified stock option (a “NQSO”). With respect to Section 162(m) Grants, the Plan Committee, subject to the terms of the 2011 Incentive Plan, has full power and authority to designate recipients of Options and Stock Appreciation Rights and to determine the terms and conditions of respective Options and Stock Appreciation Rights (which need not be identical) and whether Options shall be ISOs or NQSOs, all subject to ratification by the Board.

Subject to the other provisions of the 2011 Incentive Plan, the Plan Committee also has full power and authority to do the following: (i) to interpret the 2011 Incentive Plan and all Rights granted thereunder; and (ii) to make all other determinations necessary or advisable for the administration of the 2011 Incentive Plan.

Eligibility

The persons eligible for participation in the 2011 Incentive Plan as recipients of Rights include directors, officers and employees of, and consultants and advisors to, the Company or any of its subsidiaries; provided that ISOs may only be granted to employees of the Company and its subsidiaries.  In selecting participants, and determining the number of shares covered by each Right, the Plan Committee may consider any factors that it deems relevant.  Our directors and all of our employees (approximately 81 as of December 16, 2011) are eligible to participate in the 2011 Incentive Plan.

Shares Subject to the 2011 Incentive Plan

A total of 6,000,000 shares of Common Stock may be issued or subject to Rights issued pursuant to the 2011 Incentive Plan, except the maximum number of shares that may be subject to Options and Stock Appreciation Rights issued pursuant to the 2011 Incentive Plan to any individual in any calendar year may not exceed 2,000,000.  Should any Right expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of a Right be reduced for any reason, the shares of Common Stock theretofore subject to such Right may be subject to future grants under the 2011 Incentive Plan, unless such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

If the Reverse Stock Split Proposal is approved, and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will reduce the number of shares of Common Stock available for future issuance under our 2011 Incentive Plan in proportion to the Reverse Stock Split ratio.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar type of corporate restructuring affecting the shares of Common Stock, the Plan Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2011 Incentive Plan and in the number and exercise price of shares subject to outstanding Options granted under the 2011 Incentive Plan, to the end that after such event each optionee’s proportionate interest will be maintained as immediately before the occurrence of such event. The Plan Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any ISOs previously granted will not be deemed modified within the meaning of Section 424(h) or 409A of the Code.  Appropriate adjustments will also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the 2011 Incentive Plan.

Options

An Option granted under the 2011 Incentive Plan is designated at the time of grant as either an ISO or as a NQSO.  Upon the grant of an Option to purchase shares of Common Stock, the Plan Committee will fix the number of shares of Common Stock that the optionee may purchase upon exercise of such Option and the price at which the shares may be purchased.  Such price may not be less than 100% of the fair market value of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an optionee who, at the time an ISO is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share under an ISO must be at least 110% of the fair market value per share of Common Stock on the date of grant.  The term of each Option will also be fixed by the Plan Committee, except no Option may be exercisable more than ten years after the grant date, and in the case of an ISO granted to an optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the ISO may not be exercisable more than five years after the grant date.

Stock Appreciation Rights

Stock Appreciation Rights may be granted with an exercise price that is not less than 100% of the fair market value of a share of Common Stock on the grant date and will be exercisable at such time or times and subject to such terms and conditions as determined by the Plan Committee.  Unless otherwise provided, Stock Appreciation Rights will become immediately exercisable and remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.

Restricted Stock

Restricted Stock may be granted under the 2011 Incentive Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2011 Incentive Plan, as the Plan Committee deems desirable.  A grantee will have no rights to an award of Restricted Stock unless and until such grantee accepts the award within the period prescribed by the Plan Committee and, if the Plan Committee deems desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Plan Committee.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.

A recipient of Restricted Stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.  A recipient of Restricted Stock may instead, however, elect to be taxed at the time of grant.  The Company will generally be entitled to a corresponding tax deduction, but such deduction could be subject to limitation under Section 162(m) of the Code.

Other Equity Incentives or Stock Based Awards

Subject to the provisions of the 2011 Incentive Plan, the Plan Committee, in the case of Equity Incentives intended to satisfy the requirements of Section 162(m) of the Code, may grant or, in all other cases, may recommend to the Board the grant of Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Plan Committee in its discretion determines.  Such awards may entail the transfer of actual shares of Common Stock to 2011 Incentive Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Term of the Rights

The Plan Committee, in its sole discretion, will fix the term of each Right, subject to certain limitations set forth in the 2011 Incentive Plan.  The 2011 Incentive Plan provides for the earlier expiration of Rights in the event of certain terminations of employment of the holder.

Restrictions on Transferability

Options and Stock Appreciation Rights granted under the 2011 Incentive Plan are not transferable and may be exercised solely by the optionee or grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Plan Committee, in its sole discretion, may permit a transfer of a NQSO to (i) a trust for the benefit of the optionee or (ii) a member of the optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions of the 2011 Incentive Plan will be void and ineffective and will give no right to the purported transferee.  Shares of Restricted Stock may become transferable if the Plan Committee specifies a date on which the transfer restrictions lapse.

Termination

No Right may be granted pursuant to the 2011 Incentive Plan following May 1, 2021.

Amendments

The Board may at any time amend, suspend or terminate the 2011 Incentive Plan, except that no amendment may be made that would impair the rights of any optionee or grantee under any Right previously granted without the optionee’s or grantee’s consent, and except that, following approval of the 2011 Incentive Plan by stockholders, no amendment may be made which, without the approval of the Company’s stockholders,  if so required pursuant to the rules of any securities exchange of similar regulatory body or if such amendment would do any of the following: (i) materially increase the number of shares that may be issued under the 2011 Incentive Plan, except as permitted under the 2011 Incentive Plan; (ii) materially increase the benefits accruing to the optionees or grantees under the 2011 Incentive Plan; (iii) materially modify the requirements as to eligibility for participation in the 2011 Incentive Plan; (iv) decrease the exercise price of an ISO or NQSO to less than 100% of the fair market value on the grant date; or (v) extend the term of any Option beyond that permitted in the 2011 Incentive Plan.

Certain Federal Income Tax Consequences

Incentive Stock Options

Options that are granted under the 2011 Incentive Plan and that are intended to qualify as ISOs must comply with the requirements of Section 422 of the Code.  An Option holder is not taxed upon the grant or exercise of an ISO; however, the difference between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax.  If an Option holder holds the shares acquired upon the exercise of an ISO for at least two years following the date of the grant of the Option and at least one year following the exercise of the Option, the Option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes.  The measure of the gain is the difference between the proceeds received on disposition and the Option holder’s basis in the shares (which generally would equal the exercise price).  If the Option holder disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two year holding periods described above, the Option holder may recognize both ordinary income and capital gain in the year of disposition.  The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the Option holder’s adjusted basis in the shares (generally the Option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the Option price.  The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the Option holder’s disposition of the shares after satisfying the holding period requirement described above.  If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the Option holder disposes of the shares, in an amount equal to the ordinary income recognized by the Option holder.

Nonqualified Stock Options

In the case of a NQSO, an Option holder is not taxed on the grant of such Option.  Upon exercise, however, the participant recognizes ordinary income equal to the difference between the Option price and the fair market value of the shares on the date of the exercise.  The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the Option holder.  Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise.  The Company does not receive an income tax deduction for this gain.

Restricted Stock

A recipient of Restricted Stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.  A recipient of Restricted Stock may instead, however, elect to be taxed at the time of grant.

Stock Appreciation Rights

No taxable income will be recognized by an Option holder upon receipt of a Stock Appreciation Right and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a Stock Appreciation Right, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the Stock Appreciation Right and the Company will generally be entitled to a corresponding tax deduction.

Equity Compensation Plan Information

The Company previously adopted the 1996 Employee Comprehensive Stock Plan (“Comprehensive Plan”) and the 1996 Non-Employee Director Plan (“Director Plan”) under which officers and employees, and non-employee directors, respectively, of the Company and its affiliates were eligible to receive stock option grants.  Employees of the Company were also eligible to receive restricted stock grants under the Comprehensive Plan.  The Company previously reserved 14,500,000 and 1,300,000 shares of Common Stock for issuance pursuant to the Comprehensive Plan and the Director Plan, respectively.  The Comprehensive Plan and the Director Plan expired on July 10, 2006.  The expiration of the plans preclude the Company from granting new options under each plan, but do not affect outstanding option grants, which shall expire in accordance with their terms.

The following table summarizes the equity compensation plans under which the Common Stock may be issued as of December 31, 2010:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	240,000	$0.27	0
Equity compensation plans not approved by security holders	0	n/a	n/a
Total	240,000	$0.27	0

Vote Required

The approval of the Incentive Plan Proposal will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF THE 2011 INCENTIVE PLAN.

PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Burton McCumber to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  Although the selection of Burton McCumber does not require ratification, the Board has directed that the appointment of Burton McCumber be submitted to stockholders for ratification due to the significance of their appointment to the Company.  If stockholders do not ratify the appointment of Burton McCumber as the Company’s independent registered public accounting firm, the Audit Committee will consider the appointment of other certified public accountants.  A representative of Burton McCumber will not be present at the Annual Meeting.

Burton McCumber served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2010 and December 31, 2009.  Burton McCumber has also been selected as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011.

Fees Billed During Fiscal 2010 and 2009

Audit Fees

The aggregate audit fees billed for the fiscal years ended December 31, 2010 and 2009 by Burton McCumber totaled $191,421 and $275,808, respectively.  Audit fees include services relating to auditing the Company’s annual financial statements and reviewing the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees

We did not engage or pay Burton McCumber for assurance and related services in fiscal years 2010 and 2009.

Tax Fees

We did not engage or pay Burton McCumber for professional services relating to tax compliance, tax advice or tax planning in fiscal years 2010 and 2009.

All Other Fees

Other than the services described above, we did not engage or pay Burton McCumber for services in fiscal years 2010 and 2009.

Pre-Approval Policies and Procedures

All audit and non-audit services to be performed by our independent registered public accounting firm must be approved in advance by the Audit Committee.  Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for the fiscal years ended December 31, 2010 and December 31, 2009 were pre-approved by the Audit Committee.  In connection with the audit of our financial statements for the fiscal year ended December 31, 2010, Burton McCumber only used full-time, permanent employees.

The Audit Committee has considered whether the provision by Burton McCumber of the services covered by the fees other than the audit fees is compatible with maintaining Burton McCumber’s independence and believes that it is compatible.

Vote Required

The approval of the Auditor Ratification Proposal will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BURTON MCCUMBER & CORTEZ, L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

CORPORATE GOVERNANCE

Director Independence

 Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the business and charitable relationships between it and each director and determines whether such director is “independent” under Nasdaq’s listing standards.  Accordingly, the Board has determined that Mark Pape and James Roddey are independent under Nasdaq’s listing standards.  Messrs. Schwarz, Esch and Krassner are not independent under Nasdaq’s listing standards.  As of the date hereof, the Board has not made a determination regarding independence with respect to Messrs. Coleman and Dvorak.

Meetings and Committees of the Board of Directors

The Board met three times and acted by written consent ten times during 2010.  Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board (held during the period for which he has been a director) and (b) the total number of meetings of all committees of the Board on which he served (during the periods that he served).  Three of the Company’s incumbent directors were present at the Company’s prior Annual Meeting of Stockholders, although only Mr. Schwarz was a director at the time.  Each director is expected to make reasonable efforts to attend meetings of the Board, meetings of the committees of which he is a member and the annual meetings of stockholders.

The Board currently has a separately-designated Audit Committee and Compensation Committee, but does not have a separately-designated nominating committee.  The Audit Committee met four times during the fiscal year ended December 31, 2010.  We did not have a separately-designated compensation committee during the fiscal year ended December 31, 2010.

Audit Committee

The Audit Committee, among other things, meets with our independent registered public accounting firm and management representatives, recommends to the Board appointment of an independent registered public accounting firm, approves the scope of audits and other services to be performed by the independent registered public accounting firm, considers whether the performance of any professional services by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the independent registered public accounting firm, and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls.  The independent registered public accounting firm has unrestricted access to the Audit Committee and vice versa.

The incumbent Audit Committee is comprised of Mark Pape (chairman) and James Roddey, each of whom is independent as independence for audit committee members is defined under the listing standards of Nasdaq.  The Board has determined that each of Messrs. Pape and Roddey qualifies as an “audit committee financial expert,” as defined under the Exchange Act.  The Board has adopted a written Charter of the Audit Committee, which is available at www.wilhelmina.com/investor_relations.cfm.

Compensation Committee

The Compensation Committee determines policies and procedures relating to compensation and employee stock and other benefit plans of key executives and approval of individual salary adjustments and stock awards.  Compensation is determined pursuant to discussions and analysis by the Compensation Committee based on certain factors that may include a review of the individual’s performance, the scope of responsibility for the applicable position, the experience level necessary for the applicable position, certain peer group compensation levels and the performance of the Company.

The incumbent Compensation Committee, which was constituted in April 2011 following the election of independent directors to the Board, is comprised of James Roddey (chairman) and Mark Pape, each of whom is independent under the listing standards of Nasdaq.  The Board has not yet adopted a written Charter of the Compensation Committee at this time.

Full Board Serving Function of Nominating Committee

The Company’s full Board currently serves the function of a nominating committee.  The Board believes it is appropriate for the Company not to have a nominating committee at this time because, pursuant to the Mutual Support Agreement, as amended (as further described under the section of this Proxy Statement titled, Proposal No. 1 - Election of Directors–Arrangements Regarding Nomination for Election to the Board), stockholders holding approximately 73% of our outstanding shares have agreed (a) to maintain the size of the Board at seven directors and (b) to cause their representatives on the Board to vote to nominate (i) a total of five nominees directly designated by such holders and (ii) the remaining two nominees as determined through an annual selection process pursuant to which each side selects a nominee from a list of independent candidates pre-approved by the other side.  Consequently, as a practical matter, the nomination of directors to the Board will be controlled by certain of our stockholders for the foreseeable future.  The Board will consider establishing a nominating committee and adopting a nominating committee charter in the future.

Director Nomination Process

The current members of the Board, as parties to the Mutual Support Agreement, as amended, or control persons of such parties, identify prospective candidates to serve as directors, review candidates’ credentials and qualifications, and interview prospective candidates, in accordance with the terms of the Mutual Support Agreement, as amended.  Subject to the terms of the Mutual Support Agreement, as amended, the members of the Board consider and discuss with the parties to the Mutual Support Agreement, as amended, other stockholder recommendations for director nominees.  Recommendations for director nominees may come from a wide variety of sources, including stockholders, business contacts, community leaders, other third-party sources and members of management.  The Board will initially evaluate any such prospective nominee on the basis of his or her resume and other background information that has been made available to the Board and follow up with the prospective nominee.  Except with respect to nominations in accordance with the Mutual Support Agreement, as amended, the Board does not anticipate that the Company will differentiate evaluating nominees based on the source of their nomination.  While the Board will consider candidates recommended by stockholders as discussed above, it has not adopted formal procedures to be followed by stockholders for submitting such recommendations in light of the nomination provisions of the Mutual Support Agreement.

The Board seeks to attract director nominees of personal integrity whose diversity of business background and experience will represent the interests of all stockholders.  There is no firm requirement of minimum qualifications or skills that candidates must possess.  Director candidates are evaluated based on a number of qualifications, including their judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills.

Board Leadership Structure

Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including but not limited to whether it is appropriate to separate the roles of Chairman of the Board and Chief Executive Officer.  In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.

The Board is led by the Chairman of the Board, Mr. Schwarz, who also serves as our Chief Executive Officer.  The Board does not have a lead independent director.  The Board believes that Mr. Schwarz is best suited to serve as Chairman of the Board due to his knowledge and experience as our Chief Executive Officer and his relevant experience analyzing and advising public companies, including with respect to issues such as corporate governance, capital raising, capital allocation and general operational and business strategy.  A majority of the Board also believes that combining the positions of Chairman of the Board and Chief Executive Officer is the most effective leadership structure for the Company at this time, due to the small size of our management team and because the combined position enhances Mr. Schwarz’s ability to provide insight and direction on strategic initiatives to both management and the Board.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings, at which the Board regularly discusses areas of material risk to the Company (including operational, financial, legal and regulatory, and strategic and reputational risks), and at meetings of the Audit Committee.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Conduct and Ethics

Effective April 15, 2009, the Board adopted a revised Code of Business Conduct and Ethics (the “Code of Ethics”).  The Code of Ethics is available at www.wilhelmina.com/investor_relations.cfm.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to the Board.  Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary.  The Corporate Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.  The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to compensation earned by our Chief Executive Officer, Chief Financial Officer and General Counsel for each of the last two years.  We refer to these executive officers as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		All Other Compensation ($)		Total ($)

Mark E. Schwarz	2010	175,000	-		-		175,000
Chief Executive Officer(1)	2009	87,500	-		7,000	(2)	94,500

John Murray	2010	204,166	75,000	(4)	-		279,166
Chief Financial Officer	2009	102,083	-		-		102,083

Evan Stone	2010	145,833	-		-		145,833
General Counsel and Secretary(3)	2009	72,916	-		-		72,916
_______________

(1)
Mr. Schwarz has served as the Company’s Chief Executive Officer since April 2009.  Mr. Schwarz previously functioned as the Company’s Interim Chief Executive Officer beginning in October 2007 and was formally appointed its Interim Chief Executive Officer effective in July 2008.

(2)	Represents director fees paid to Mr. Schwarz in such capacity.

(3)	Mr. Stone has served as our General Counsel since April 2009 and as our Secretary since July 2008. Mr. Stone was first deemed to be an executive officer in April 2009.

(4)	Represents a cash bonus paid to Mr. Murray.

Employment Agreements and Arrangements

Messrs. Schwarz, Murray and Stone are employed on an “at will” basis and do not have employment, severance or change in control agreements with the Company.

Potential Payments Upon Termination or Change in Control

The Company has no plans or other arrangements in respect of remuneration received or that may be received by its executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement or change in control) or other events following a change in control.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information regarding equity awards held by the Named Executive Officers as of December 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Mark E. Schwarz	100,000	0	0.28	6/21/11

John Murray	50,000	0	0.28	6/18/14

Evan Stone	-	-	-	-

Director Compensation

For the fiscal year ended December 31, 2010, each of our non-employee directors was entitled to compensation consisting of $28,000 in fees, stock options to purchase 100,000 shares of Common Stock, or a combination of cash and options.  Mr. Schwarz was also entitled to director compensation in 2009, at the same rate as the non-employee directors, while he was acting as our Interim Chief Executive Officer without pay.  Mr. Schwarz ceased being entitled to director compensation when he was appointed our Chief Executive Officer in April 2009.  Each of our non-employee directors elected to receive their annual compensation for 2010 all in cash.

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total($)

Horst-Dieter Esch(1)	21,000	-	21,000

Brad Krassner(1)	21,000	-	21,000

Clinton Coleman(2)	-	-	-

James Dvorak(2)	-	-	-

Mark Pape(2)	-	-	-

James Roddey(2)	-	-	-

Jonathan Bren(3)	7,000	-	7,000

James Risher(3)	7,000	-	7,000
_______________

(1)	Appointed to the Board in February 2010.

(2)	Elected to the Board in January 2011.

(3)	Served as a director until January 2010.

AUDIT COMMITTEE REPORT

The Audit Committee is currently comprised of Mark Pape and James Roddey.  From January 1, 2010 through January 30, 2010, the Audit Committee was composed solely of James Risher.  From February 2, 2010 through the remainder of the fiscal year ended December 31, 2010. Mark Schwarz and Evan Stone were the members of the Audit Committee.  Messrs. Pape and Roddey were appointed to the Audit Committee on March 23, 2011.  Messrs. Pape and Roddey are independent under the listing standards of Nasdaq with respect to board of directors and audit committee membership.

The Audit Committee reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2010 with both management and Burton McCumber, the Company’s independent registered public accounting firm.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2010 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Burton McCumber such firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

AUDIT COMMITTEE

Mark Pape (Chairman)
James Roddey

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials

Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”) to be considered for inclusion in our proxy statement and form of proxy relating to our next Annual Meeting of Stockholders must be received at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary, no later than ______, 2012.  We have not yet determined when we will hold our next Annual Meeting of Stockholders.  If we determine to hold such meeting more than 30 days from the first anniversary of the date of the Annual Meeting, we will publicly announce such date to stockholders as soon as reasonably practicable.

Requirements for Stockholder Proposals Outside the Scope of Rule 14a-8

Any stockholder of record entitled to vote in the election of directors may submit proposals for business to be considered by the stockholders of the Company at any meeting of stockholders if written notice of such stockholder’s intent to submit such proposal or proposals has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the principal office of the Company (i) with respect to any proposal to be introduced at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or ______, 2012 to ______, 2012, for the annual meeting to be held for 2012; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, and (ii) with respect to any proposal to be introduced at a special meeting of stockholders, the close of business on the seventh day following the date on which public announcement of the date of such meeting is first made.  Each such notice shall set forth (a) the name and address of the stockholder who intends to introduce the proposal and of the beneficial owner, if any, on whose behalf the proposal is to be introduced; (b) the text of the proposal to be introduced (including the text of any resolutions proposed for consideration and in the event such proposal is to amend the Bylaws, the text of the proposed amendment), the reasons for introducing the proposal at the meeting and any material interest of the stockholder in the proposal; (c) the class and number of shares of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner; and (d) a representation that the stockholder is a holder of record of stock of the Company and intends to appear in person or by proxy at the meeting to introduce the proposal or proposals specified in the notice. The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedure.

Requirements for Stockholder Nominations of Directors

Any stockholder of record entitled to vote in the election of directors of the Company may nominate directors only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the principal office of the Company (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or ______, 2012 to ______, 2012, for the annual meeting to be held for 2012; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, the close of business on the seventh day following the date on which public announcement of the date of such meeting is first made.  Each such notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated; (b) the class and number of shares of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner; (c) a representation that the stockholder is a holder of record of stock of the Company and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated or intended to be nominated, by the board of directors; and (f) the written consent of each nominee to serve as a director of the Company if so elected. The chairperson of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

PROXY SOLICITATION

This solicitation of proxies is being made on behalf of the Board and the cost of preparing, assembling and mailing this Proxy Statement is being paid by the Company.  In addition to solicitation by mail, Company directors, officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies by telephone or other means of communication.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof.  The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

The 2010 Annual Report is being sent with this Proxy Statement to each stockholder.  The 2010 Annual Report is also available at www.wilhelmina.com/investor_relations.cfm.  The 2010 Annual Report, however, is not to be regarded as part of the proxy soliciting material.

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
WILHELMINA INTERNATIONAL, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
______________________

It is herby certified that:

1.	The name of the corporation is Wilhelmina International, Inc. (the “Corporation”).

2.	The Corporation’s Restated Certificate of Incorporation is hereby amended by amending and restating Article IV, Section 4.1 in its entirety to read as follows:

“4.1           Total Number of Shares of Stock.  The total number of shares of all classes of stock that the corporation shall have authority to issue is [thirty-five million (35,000,000) – sixteen million two hundred fifty thousand (16,250,000)].  Of such shares, (i) [twenty-five million (25,000,000) – six million two hundred fifty thousand (6,250,000)] shall be common stock, par value $0.01 per share (“Common Stock”), and (ii) ten million (10,000,000) shall be preferred stock, par value $0.01 per share (“Preferred Stock”).  Effective at 5:00 p.m. (Eastern Time) on ______, 2012 (the “Effective Time”), each [ten (10) - forty (40)] shares of the corporation’s common stock, par value $0.01 per share, either issued or outstanding or held by the corporation as treasury stock immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the respective holders thereof be combined and reclassified into one (1) share of common stock, par value $0.01 per share (the “New Common Stock”) (and such combination and reclassification, the “Reverse Stock Split”).  Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split and the corporation shall not recognize on its stock record books any purported transfer of any fractional share of New Common Stock.  Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the corporation’s transfer agent in lieu of such fractional share interests, upon receipt by the corporation’s transfer agent of the stockholder’s properly completed and duly executed transmittal letter and surrender of the stockholder’s certificates representing shares of Old Common Stock, in an amount equal to the product obtained by multiplying (a) the number of shares of Old Common Stock held by the stockholder that would otherwise have been exchanged for such fractional share interest by (b) the average of the last reported sales prices of the Common Stock as quoted on the OTC Bulletin Board, or other principal market of the Common Stock, as applicable, for the five business days prior to the Effective Time. Each stock certificate that immediately prior to the Effective Time represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, subject to the elimination of fractional share interests as described above; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive upon surrender of such certificate a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.  From and after the Effective Time, the term “New Common Stock” as used in this paragraph shall mean Common Stock as otherwise used in this Restated Certificate of Incorporation.”

A-1

3.
The amendment of the Corporation’s Restated Certificate of Incorporation was proposed, approved and deemed advisable by the Board of Directors of the Corporation and directed to be considered and voted upon at the ensuing annual meeting of stockholders of the Corporation (the “Annual Meeting”).

4.
The amendment of the Corporation’s Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Corporation’s Board of Directors and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at the Annual Meeting, a meeting duly called and held upon notice on ______, 2012 in accordance with Section 222 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation.

5.	The effective time of the amendment herein shall be 5:00 p.m. (Eastern Time) on ______, 2012.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed by its Chief Executive Officer this ____ day of ______, 2012.

WILHELMINA INTERNATIONAL, INC.

By:
Name:
Title:

A-2

ANNEX B

WILHELMINA INTERNATIONAL, INC.

2011 INCENTIVE PLAN

1.           Purpose of the Plan.

This 2011 Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Wilhelmina International, Inc., a Delaware corporation (the “Company”) and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

Certain options granted pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan may be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan shall satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options and stock appreciation rights (“Stock Appreciation Rights”) for which qualification for such exception is intended (“Section 162(m) Grants”).  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”), which may be the Compensation Committee of the Board, consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  Except for Section 162(m) Grants, the Committee, subject to Sections 3, 4 and 5 hereof, shall recommend for approval by the Board recipients of Options, Stock Appreciation Rights, restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives”), the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  With respect to Section 162(m) Grants, the Committee, subject to Sections 3, 4 and 5 hereof, shall have full power and authority to designate recipients of Options and Stock Appreciation Rights and to determine the terms and conditions of respective Options and Stock Appreciation Rights (which need not be identical) and whether Options shall be Incentive Options or Nonqualified Options, all subject to ratification by the Board.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any other covered employee within the meaning of Section 162(m) of the Code that are intended to qualify as Section 162(m) Grants may only be granted by the Committee, subject to ratification by the Board.

3.           Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the “Grantees”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In recommending to the Board (or selecting, in the case of Section 162(m) Grants) Optionees and Grantees, and the number of shares to be covered by each Option, Stock Appreciation Right, Restricted Stock or Equity Incentive granted to Optionees or Grantees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the Optionee or Grantee’s relationship to the Company, the Optionee or Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee or Grantee’s length of service, promotions and potential.  An Optionee or Grantee who has been granted an Option, Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted Stock or Equity Incentive(s).

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 10 hereof, a total of 6,000,000 shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), shall be subject to the Plan, all of which may be Incentive Options.  The maximum number of shares of Stock that may be subject to Options and Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 2,000,000 and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives may be subject to future grants under the Plan, except in the case of an Option or Stock Appreciation Right where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Option Price.  The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive Option shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The exercise price for each Option shall be subject to adjustment as provided in Section 10 below.  “Fair Market Value” means the closing price of publicly traded shares of Stock on the business day immediately prior to the grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)           Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)           Exercisability.  Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.           Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall be granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

7.           Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 7(d) below.

(b)           Issuance of certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)           Delivery of certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)           Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions has lapsed.  Unless otherwise provided, distributions of additional shares or property in the form of dividends or otherwise in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           Change of Control.  Upon the occurrence of a Change in Control, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion.

8.           Other Equity Incentives or Stock Based Awards.

The Committee, in the case of Equity Incentives intended to satisfy the requirements of Section 162(m) of the Code, may grant or, in all other cases, may recommend to the Board the grant of Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan.  Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

9.           Term of Plan.

No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

10.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Sections 424(h) or 409A of the Code.  Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

11.           Purchase for Investment.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities (if issued) for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.           Taxes.

(a)           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

13.           Effective Date of Plan.

The Plan shall be effective on May 2, 2011; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than May 2, 2012, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

14.           Amendment and Termination, Section 409A of the Code.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted without the Optionee or Grantee’s consent, and except that, following approval of the Plan by stockholders, no amendment shall be made without the approval of the stockholders of the Company if (i) so required pursuant to the rules of any securities exchange or similar regulatory body, or (ii) if such amendment would:

(a)           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

(b)           materially increase the benefits accruing to the Optionees or Grantees under the Plan;

(c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)           extend the term of any Option beyond that provided for in Section 5(b).

The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retroactively, but no such amendment shall (except as provided in the succeeding paragraph) impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent.  The Committee may also substitute new Options, Stock Appreciation Rights or Restricted Stock for previously granted Options, Stock Appreciation Rights or Restricted Stock including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate, subject to ratification by the Board.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee and Board shall exercise its discretion in granting Options, Stock Appreciation Rights or Restricted Stock hereunder (and the terms of such grants), accordingly.  The Plan and any grant of an Option, Stock Appreciation right or Restricted Stock hereunder may be amended from time to time (without, in the case of an award, the consent of the participant) as may be necessary or appropriate to comply with the Section 409A Rules.

15.           Government Regulations.

The Plan, and the grant and exercise of Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

16.           General Provisions.

(a)           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           Employment Matters.  The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           Limitation of Liability.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

(e)           Non-transferability.  Options and Stock Appreciation Rights granted hereunder are not transferable (except pursuant to a qualified domestic relations order or as required by law) and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)           No rights as a Stockholder. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

(g)           Termination by Death.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

(h)           Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, within the meaning of Section 22(e)(3) of the Code (“Disability”), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

(i)           Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.  For purposes of this paragraph (i), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

(j)           Other Termination.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right’s term if the Optionee or Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause or for good reason by the Optionee or Grantee (the determination as to whether termination was for cause or for good reason to be made by the Committee).  The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(k)           Clawback.  The Committee shall, in all appropriate circumstances and in accordance with guidance issued by the U.S. Securities and Exchange Commission, require reimbursement of any annual incentive payment including Incentive Options and Nonqualified Options to an executive officer where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the U.S. Securities and Exchange Commission; and (ii) a lower payment would have been made to the executive based upon the restated financial results.  In each such instance, the Committee shall, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results.  For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

Wilhelmina International, Inc.
May 2, 2011

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER 19, 2011

Important Notice Regarding the Availability of Proxy Materials for
 Wilhelmina International, Inc.’s Annual Meeting of Stockholders to be Held on
 January __, 2012.  The Proxy Statement and the 2010 Annual Report are Available
 at  www.wilhelmina.com/investor_relations.cfm

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WILHELMINA INTERNATIONAL, INC.

Annual Meeting of Stockholders
To be Held on January __, 2012

The undersigned, a stockholder of Wilhelmina International, Inc., a Delaware corporation (the “Company”), does hereby appoint John Murray and Evan Stone, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company that the undersigned would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of Stockholders to be held at the offices of the Company located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, on _, January _, 2012, at 10:00 a.m., local time, or at any adjournments or postponements thereof (the “Annual Meeting”).

THE BOARD OF DIRECTORS (THE “BOARD”) RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2, 3, 4 AND 5.  PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5.

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO [ ] VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT [ ]

Nominees:	01 Clinton Coleman	05 Mark Pape
	02 James Dvorak	06 James Roddey
	03 Horst-Dieter Esch	07 Mark E. Schwarz
04 Brad Krassner

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL NOMINEES EXCEPT” AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:

2.
To approve a proposal to grant authority to the Board to effect at any time prior to December 31, 2012 a reverse stock split of the Common Stock at a ratio within the range from one-for-ten (1:10) to one-for-forty (1:40), with the exact ratio to be set at a whole number within this range to be determined by the Board in its discretion.

FOR   [  ]                      AGAINST   [  ]                                           ABSTAIN   [  ]

3.	To approve a proposal to amend the Certificate of Incorporation to reduce the number of authorized shares of Common Stock in proportion with the reverse stock split ratio determined by the Board.

FOR   [  ]                      AGAINST   [  ]                                           ABSTAIN   [  ]

4.	To approve a proposal to approve and adopt the 2011 Incentive Plan.

FOR   [  ]                      AGAINST   [  ]                                           ABSTAIN   [  ]

5.	To approve a proposal to ratify the appointment of Burton McCumber & Cortez, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

FOR   [  ]                      AGAINST   [  ]                                           ABSTAIN   [  ]

6.   To transact such other business as may properly be brought before the Annual Meeting.

APPROVAL OF EACH OF PROPOSAL 2 AND PROPOSAL 3 IS CONDITIONED UPON THE APPROVAL OF THE OTHER PROPOSAL.  IF EITHER OF THESE PROPOSALS IS NOT APPROVED, THEN THE OTHER PROPOSAL WILL AUTOMATICALLY BE DEEMED TO NOT HAVE BEEN APPROVED, REGARDLESS OF THE NUMBER OF SHARES ACTUALLY VOTED “FOR” THAT PROPOSAL.

If properly executed, this proxy will be voted as directed above and in the discretion of the herein named attorneys and proxies, their substitutes, or any of them with respect to any matters as may properly come before the Annual Meeting that are unknown to the Company a reasonable time before this solicitation. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE DATE, SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

DATED:__________________________

(Print Full Name of Stockholder)

(Signature of Stockholder)

(Signature if held jointly)

NOTE: Please sign exactly as your name or names appear hereon.  When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy should sign.  When a proxy is given by a corporation or partnership, it should be signed with full corporate or partnership name by a duly authorized officer.